Prospectus Supplement	February 28, 2014

Putnam RetirementReady Funds
Prospectus dated November 30, 2013

In the section What are the funds’ and each underlying fund’s main investment strategies and related risks? the paragraph under the heading Goal describing the investment objective for Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund is deleted in its entirety and replaced with the following:

Each fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by a targeted amount on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The target return for each fund is the return on U.S. Treasury bills plus the number of basis points specified in the fund’s name.

In the section What are the funds’ and each underlying fund’s main investment strategies and related risks? the fourth paragraph in the sub-section Additional information about investment strategies and related risks of the underlying funds -- Putnam Absolute Return Funds is deleted in its entirety and replaced with the following:

The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds seek to earn a positive total return that exceeds, by a particular amount, the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. Returns on U.S. Treasury bills often track inflation levels (although the returns of U.S. Treasury bills and inflation rates can diverge significantly from time to time).

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